UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024 (April 24, 2024)

ISUN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)
(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Securities Holders.

On April 18, 2024, the Board of Directors of iSun, Inc. (the “Company”) approved a one-for-twenty reverse stock split (the “Reverse Split”) of the outstanding Common Stock of the Company, par value $0.00001 per share (the “Original Common”). The Reverse Split was duly approved by a majority of the Company’s stockholders at the Special Meeting held on February 27, 2024 (the “Special Meeting”). Pursuant to the Reverse Split, every twenty (20) shares of the Company’s issued and outstanding Original Common shares as presently classified are, effective 9:00 A.M. EDT on April 26, 2024, combined into one (1) share of Common Stock par value $0.00001 per share (the “New Common”). No fractional New Common shares will be issued with the Reverse Split. Any fractional shares will be rounded up to the nearest whole share.

Immediately upon effecting the Reverse Split, each shareholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes resulting from rounding fractional shares into whole shares. The rights and privileges of the holders of the Company’s Original Common shares are substantially unaffected by the Reverse Split. All issued and outstanding options, warrants, and convertible securities will be appropriately adjusted for the Reverse Split.

Item 5.03 Amendments to Articles of Incorporation

In connection with the Reverse Split described in Item 3.03 of this Current Report, we filed the Company’s Fourth Amended and Restated Certificate of Incorporation with the Delaware Department of State, Division of Corporations on April 24, 2024 (the “Amended Charter”) and the Amended Charter became effective on that date. A more complete description of the amendments is set forth in the Company’s Definitive Proxy Statement for the Special Meeting filed with the Securities and Exchange Commission on January 29, 2024.

Item 8.01 Other Information.

On April 24, 2024, the Company issued a press release announcing the Reverse Split. A copy of such press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Fourth Amended & Restated Certificate of Incorporation of iSun, Inc.
99.1	Press Release of iSun, Inc. dated April 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2024

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer